UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06211

Name of Fund: Ready Assets U.S. Treasury Money Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Ready Assets U.S. Treasury
Money Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Annual Report

BlackRock Summit Cash Reserves Fund | of BlackRock Financial Institutions Series Trust

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month

US large cap equities	12.77%	4.76%
(S&P 500® Index)

US small cap equities	11.02	(4.25)
(Russell 2000® Index)

International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	3.93	(12.61)
(MSCI Emerging Markets
Index)

3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-Year
US Treasury Index)

US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)

Tax exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2012

Throughout the 12-month period ended April 30, 2012, the Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its stimulus program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. At its September 21, 2011 meeting, the FOMC noted that recent data indicated that economic growth had remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth. In January 2012, the FOMC indicated that it expects to keep interest rates low through late 2014.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately affected the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

Towards the end of 2011, the ECB expanded its long-term refinancing operations (“LTROs”) by providing euro-zone banks access to loans with maturities of three years and broadening the set of eligible collateral. As a result of these three-year allotments, euro-zone banks were able to obtain over one trillion euros of three-year funding. In response to these expanded liquidity facilities, market sentiment improved notably in the first quarter of 2012.

While accommodative actions from major central banks have significantly improved liquidity conditions, market participants remain cautious about the continued stability of large financial institutions. In mid-February 2012, Moody’s Investors Services announced its review of 17 global banks and securities firms that operate in the capital markets, citing “more fragile funding conditions, wider credit spreads, increased regulatory burdens and more difficult operating conditions” as the challenges they face that may not be adequately reflected in their current ratings. The potential for ratings downgrades increases the uncertainty about the financial health of these institutions.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.30% from the end of April 2011, mostly in longer-dated LIBOR settings, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 1.29% at the end of April 2012, from 0.55% one year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows during the 12-month period ended April 30, 2012. New issuance of variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings, was down roughly 25% for the 12-month period, while total outstanding VRDN security supply was down approximately 35% at period end from its peak in mid-2008. While the FOMC continued its policy of maintaining low short-term interest rates, reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers contributed to lower yields. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.14% over the one-year period, as compared to 0.28% for the prior 12 months.

While state and local municipalities have continued to address their budget shortfalls in an effort to improve their fiscal health, austerity measures have contributed to overall note issuance declining nearly 10% over the year. Rates on longer-dated one-year municipal notes declined 18 basis points over the one-year period to 0.20% as of April 30, 2012. This trend may likely continue through 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2012

Fund Information as of April 30, 2012

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

	7-Day SEC Yields	7-Day Yields
Investor A	0.00%	0.00%
Investor B	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	34%
Commercial Paper	30
Municipal Bonds	11
US Government Sponsored Agency Obligations	10
Repurchase Agreements	8
US Treasury Obligations	7
Corporate Notes	1
Liabilities in Excess of Other Assets	(1)
Total	100%

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
US Treasury Obligations	104%
Liabilities in Excess of Other Assets	(4)
Total	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	73%
US Treasury Obligations	27
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

ANNUAL REPORT	APRIL 30, 2012	5

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, distribution and/or service fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2011 and held through April 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class, if applicable, under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

		Actual			Hypothetical[2]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Summit
Cash Reserves Fund
Investor A	$1,000.00	$1,000.00	$1.39	$1,000.00	$1,023.47	$1.41	0.28%
Investor B	$1,000.00	$1,000.00	$1.39	$1,000.00	$1,023.47	$1.41	0.28%
Ready Assets U.S.
Treasury Money
Fund	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.63	$0.25	0.05%
Ready Assets U.S.A.
Government
Money Fund	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.22	$0.65	0.13%
[1]	For each class of the Fund, and each share class, if applicable, expenses are equal to the annualized expense ratio for the Fund or class, multiplied by the average account value of the period, multiplied by 182/366 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
6	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock Summit Cash Reserves Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a) — 33.7%
Bank of Montreal, Chicago, 0.17%, 5/18/12	$1,000	$ 1,000,000
Bank of Nova Scotia, Houston:
0.48%, 6/26/12	400	400,000
0.35%, 7/17/12	1,000	1,000,000
0.77%, 10/18/12 (b)	1,000	1,001,612
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.40%, 5/11/12	1,000	1,000,000
Barclays Bank Plc, NY:
0.50%, 5/16/12	770	770,000
0.59%, 7/13/12	500	500,000
Credit Suisse, NY, 0.30%, 7/11/12	1,000	1,000,000
Mizuho Corporate Bank Ltd., NY, 0.37%, 6/07/12	500	500,000
National Australia Bank Ltd., NY,
0.49%, 6/18/12	400	400,000
0.34%, 8/21/12	1,000	1,000,000
National Bank of Canada, NY, 0.35%, 8/27/12	1,000	1,000,000
Natixis, NY:
0.45%, 5/02/12	500	500,000
0.45%, 6/04/12	500	500,000
Norinchukin Bank, NY, 0.17%, 5/01/12	2,500	2,500,000
Rabobank Nederland NV, NY:
0.57%, 9/17/12	1,000	1,000,000
0.53%, 10/25/12	1,000	1,000,000
0.57%, 1/18/13 (b)	1,000	1,000,000
Societe Generale, NY:
0.48%, 5/01/12	1,000	1,000,000
0.50%, 6/01/12	1,000	1,000,000
Sumitomo Mitsui Banking Corp., NY:
0.37%, 5/09/12	1,000	1,000,000
0.36%, 6/12/12	1,000	1,000,000
Sumitomo Trust & Banking Co. Ltd., NY:
0.37%, 6/21/12	1,000	1,000,000
0.37%, 7/10/12	1,500	1,500,000
Total Certificates of Deposit — 33.7%		22,571,612

Commercial Paper
Aspen Funding Corp., 0.22%, 5/17/12 (c)	1,000	999,902
Chariot Funding LLC, 0.24%, 8/24/12 (c)	1,000	999,233
CRC Funding LLC, 0.27%, 5/09/12 (c)	1,000	999,940
DNB Bank ASA, 0.32%, 8/13/12 (c)	500	499,538
Fairway Finance Co., LLC, 0.28%, 6/11/12 (b)	500	500,000

Commercial Paper	Par (000)	Value
ING (US) Funding LLC (c):
0.49%, 5/18/12	$ 500	$ 499,884
0.38%, 7/24/12	1,000	999,125
Mizuho Funding LLC (c):
0.43%, 5/08/12	1,000	999,917
0.35%, 7/24/12	1,000	999,183
Mont Blanc Capital Corp., 0.52%, 5/09/12 (c)	1,000	999,883
National Australia Funding Delaware Inc.,
0.47%, 7/03/12 (c)	1,000	999,178
Nieuw Amsterdam Receivables Corp. (c):
0.21%, 5/01/12	1,000	1,000,000
0.23%, 5/14/12	1,000	999,917
Nordea North America, Inc. (c):
0.40%, 5/23/12	400	399,902
0.60%, 8/07/12	500	499,183
NRW. Bank, 0.25%, 7/26/12 (c)	1,000	999,403
Regency Markets No. 1 LLC (c):
0.20%, 5/25/12	1,000	999,867
0.37%, 7/16/12	1,000	999,219
State Street Corp., 0.23%, 6/11/12 (c)	1,000	999,738
Thames Asset Global Securitization No. 1 Inc.,
0.33%, 5/14/12 (c)	1,000	999,881
Westpac Banking Corp. (c):
0.50%, 7/09/12	1,000	999,042
0.49%, 8/13/12	1,500	1,497,877
Total Commercial Paper — 29.7%		19,889,812

Corporate Notes — 0.9%
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (b)	635	635,000

Municipal Bonds (d)
City & County of San Francisco California, COP, FLOATS,
VRDN, Series B001 (Morgan Stanley Bank Liquidity
Facility), 0.28%, 5/07/12	700	700,000
City of New York, New York, GO, VRDN, Sub-Series A-3
(Morgan Stanley Bank Liquidity Facility),
0.30%, 5/07/12	1,000	1,000,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax	LOC	Letter of Credit
	(subject to)	M/F	Multi-Family
COP	Certificates of Participation	RB	Revenue Bonds
FLOATS	Floating Rate Securities	VRDN	Variable Rate Demand Notes
GO	General Obligation Bonds
HDA	Housing Development Authority

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	7

Schedule of Investments (concluded)	BlackRock Summit Cash Reserves Fund
(Percentages shown are based on Net Assets)

Municipal Bonds (d)	Par (000)	Value
Connecticut State Health & Educational Facility
Authority, Refunding RB, VRDN, Yale-New Haven
Hospital, Series K2 (JPMorgan Chase Bank LOC),
0.23%, 5/07/12	$ 700	$700,000
County of Pitkin Colorado, Refunding RB, VRDN,
Aspen Skiing Co. Project, Series A (JPMorgan
Chase & Co. LOC), 0.24%, 5/01/12	700	700,000
Eastern Michigan University, Refunding RB, VRDN,
General, Series A (JPMorgan Chase Bank LOC),
0.27%, 5/01/12	1,300	1,300,000
Michigan State HDA, Refunding RB, VRDN,
Series D (Fannie Mae LOC, Freddie Mac LOC),
0.24%, 5/07/12	495	495,000
New York City Industrial Development Agency, RB,
VRDN, New York Law School Project, Series A
(JPMorgan Chase Bank LOC), 0.23%, 5/07/12	675	675,000
Rhode Island Housing & Mortgage Finance Corp.,
M/F, RB, VRDN, Groves at Johnston Project, AMT
(Freddie Mac LOC), 0.25%, 5/07/12	1,000	1,000,000
State of California, GO, VRDN, Series C-4 (JPMorgan
Chase & Co. LOC), 0.23%, 5/01/12	1,100	1,100,000
Total Municipal Bonds — 11.4%		7,670,000

US Government Sponsored Agency Obligations
Fannie Mae Discount Notes (c):
0.23%, 7/16/12	800	799,612
0.17%, 9/10/12	560	559,651
Fannie Mae Variable Rate Notes (b)
0.27%, 9/17/12	800	799,938
0.27%, 12/20/12	500	499,935
Federal Home Loan Bank, 0.16%, 7/25/12 (c)	500	499,811
Federal Home Loan Bank Discount Notes (c):
0.10%, 5/23/12	500	499,970
0.16%, 8/14/12	810	809,622
Freddie Mac Discount Notes, 0.17%, 8/06/12 (c)	450	449,794
Freddie Mac Variable Rate Notes, 0.18%, 9/13/13 (b)	2,000	1,998,339
Total US Government Sponsored
Agency Obligations — 10.3%		6,916,672

US Treasury Obligations
US Treasury Bill, 0.10%, 6/28/12 (c)	1,000	999,839
US Treasury Notes:
0.38%, 8/31/12	1,200	1,200,941
4.25%, 9/30/12	1,000	1,017,186
3.38%, 11/30/12	1,000	1,018,932
1.38%, 2/15/13	500	504,575
Total US Treasury Obligations — 7.1%		4,741,473

Repurchase Agreements — 7.6%	Par (000)	Value
Deutsche Bank Securities, Inc., 0.20%, 5/01/12
(Purchased on 4/30/12 to be repurchased at
$5,094,028, collateralized by various US Treasury
Notes, 0.00% due 2/15/22-8/15/22, par and
fair values of $6,416,099 and $5,195,880,
respectively)	$ 5,094	$5,094,000
Total Investments (Cost — $67,518,569*) — 100.7%		67,518,569
Liabilities in Excess of Other Assets — (0.7)%		(483,987)
Net Assets — 100.0%		$67,034,582

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term
Securities[1]	—	$ 67,518,569	—	$ 67,518,569
[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	Ready Assets U.S. Treasury Money Fund
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.06%, 5/03/12	$ 45,000	$44,999,856
0.07% – 0.08%, 5/10/12	50,189	50,188,093
0.04% – 0.10%, 5/17/12	47,147	47,145,505
0.05% – 0.06%, 5/24/12	33,000	32,998,818
0.07% – 0.08%, 5/31/12	11,226	11,225,338
0.08%, 6/07/12	10,000	9,999,178
0.08% – 0.11%, 7/05/12	19,671	19,667,803
0.08% – 0.11%, 7/12/12	15,000	14,997,125
0.08% – 0.09%, 7/19/12	13,803	13,800,544
0.08%, 7/26/12	20,000	19,996,058
0.10%, 8/02/12	15,000	14,996,398
0.14% – 0.15%, 10/04/12	10,000	9,993,868
US Treasury Notes:
0.09%, 6/15/12	10,000	10,021,933
0.13%, 6/30/12	14,000	14,011,611
0.08%, 7/31/12	15,000	15,020,357
0.14%, 8/15/12	10,000	10,046,915
0.15%, 8/31/12	20,000	20,015,194
0.16%, 10/15/12	10,000	10,055,480
0.16%, 10/31/12	10,000	10,010,700
Total US Treasury Obligations — 104.1%		379,190,774
Total Investments (Cost — $379,190,774*) — 104.1%		379,190,774
Liabilities in Excess of Other Assets — (4.1)%		(15,034,945)
Net Assets — 100.0%		$364,155,829

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
US Treasury
Obligations	—	$379,190,774	—	$379,190,774

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	9

Schedule of Investments April 30, 2012	Ready Assets U.S.A. Government Money Fund
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Notes:
4.38%, 8/15/12	$ 3,500	$3,542,926
1.38%, 9/15/12	3,500	3,515,730
1.38%, 10/15/12	2,000	2,010,857
1.38%, 11/15/12	4,000	4,025,690
1.13%, 12/15/12	4,000	4,023,401
1.38%, 1/15/13	3,500	3,529,125
1.38%, 2/15/13	2,000	2,018,606
Total US Treasury Obligations — 26.7%		22,666,335

Repurchase Agreements
Citigroup Global Markets, Inc., 0.17%, 5/01/12
(Purchased on 4/30/12 to be repurchased at
$12,000,057, collateralized by a US Treasury
Note, 1.13% due 6/15/13, par and fair values of
$12,067,100 and $12,240,034, respectively)	12,000	12,000,000
Credit Suisse Securities, (USA), LLC, 0.17%,
5/01/12 (Purchased on 4/30/12 to be
repurchased at $13,000,061, collateralized by a
US Treasury Note, 1.63% due 1/15/15, par and
fair values of $10,190,000 and $13,264,419,
respectively)	13,000	13,000,000
Deutsche Bank Securities, Inc., 0.19%, 5/01/12
(Purchased on 4/30/12 to be repurchased at
$12,000,063, collateralized by a US Treasury
Note, 2.00% due 02/15/22, par and fair values of
$12,118,200 and $12,240,096, respectively)	12,000	12,000,000
HSBC Securities (USA), Inc., 0.18%, 5/01/12
(Purchased on 04/30/12 to be repurchased at
$13,200,066, collateralized by a US Treasury
Note, 0.25% due 10/31/13, par and fair values of
$13,465,000 and $13,467,104, respectively)	13,200	13,200,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.,
0.18%, 5/01/12 (Purchased on 4/30/12 to be
repurchased at $12,000,060, collateralized by a
US Treasury Note, 1.5% due 08/31/18, par and
fair values of $11,968,200 and $12,240,075,
respectively)	12,000	12,000,000
Total Repurchase Agreements — 73.4%		62,200,000
Total Investments (Cost — $84,866,335*) — 100.1%		84,866,335
Liabilities in Excess of Other Assets — (0.1)%		(58,394)
Net Assets — 100.0%		$84,807,941

*	Cost for federal income tax purposes.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Repurchase
Agreements	—	$ 22,666,335	—	$ 22,666,335
US Treasury
Obligations	—	62,200,000	—	62,200,000

Total	—	$ 84,866,335	—	$ 84,866,335

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2012

Statements of Assets and Liabilities

April 30, 2012	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Assets
Investments at value — unaffiliated[1]	$62,424,569	$379,190,774	$22,666,335
Repurchase agreements at value — unaffiliated[2]	5,094,000	—	62,200,000
Cash	694	19,492	983
Capital shares sold receivable	8,077	1,414	2,561,351
Interest receivable	33,390	178,748	101,867
Receivable from advisor	—	1,252	8,925
Prepaid expenses	13,299	2,197	3,699
Total assets	67,574,029	379,393,877	87,543,160

Liabilities
Investments purchased payable	—	14,996,398	—
Capital shares redeemed payable	470,699	167,328	2,687,497
Other affiliates payable	313	1,517	352
Officer's and Trustees’ fees payable	271	1,165	193
Other accrued expenses payable	68,164	71,640	47,177
Total liabilities	539,447	15,238,048	2,735,219
Net Assets	$67,034,582	$364,155,829	$84,807,941

Net Assets Consist of
Paid-in capital	$67,034,057	$364,150,855	$84,804,885
Undistributed net investment income	11	23	22
Accumulated net realized gain	514	4,951	3,034
Net Assets	$67,034,582	$364,155,829	$84,807,941
[1] Investments at cost — unaffiliated	$62,424,569	$379,190,774	$22,666,335
[2] Repurchase agreements at cost — unaffiliated	$5,094,000	—	$62,200,000

Net Asset Value
Investor A — Based on net assets of $48,172,339 and 48,172,312 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Investor B — Based on net assets of $18,862,243 and 18,861,746 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Based on net assets of $364,155,829 and 364,150,855 shares outstanding,
unlimited number of shares authorized, $0.10 par value	—	$1.00	—
Based on net assets of $84,807,941 and 84,804,885 shares outstanding,
unlimited number of shares authorized, $0.10 par value	—	—	$1.00

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	11

Statements of Operations

Year Ended April 30, 2012	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Investment Income
Interest	$208,799	$154,615	$89,474

Expenses
Investment advisory	386,548	1,774,562	374,045
Distribution and service fees	—	443,940	104,003
Distribution fees — Investor B	164,651	—	—
Transfer agent	—	60,400	70,470
Transfer agent — Investor A	40,513	—	—
Transfer agent — Investor B	17,341	—	—
Registration	42,346	75,132	42,224
Professional	73,601	61,010	25,648
Printing	38,828	27,569	16,967
Accounting services	23,733	30,449	11,631
Custodian	15,821	13,163	20,811
Officer and Trustees	5,132	13,138	5,226
Miscellaneous	18,285	20,484	15,411
Total expenses	826,799	2,519,847	686,436
Less fees waived by advisor	(380,248)	(1,389,101)	(374,045)
Less distribution and service fees waived	—	(443,940)	(104,003)
Less other expenses reimbursed by advisor	(15,296)	(532,345)	(118,966)
Less distribution fees reimbursed — Investor B	(164,651)	—	—
Less transfer agent fees waived and/or reimbursed — Investor A	(40,505)	—	—
Less transfer agent fees waived and/or reimbursed — Investor B	(17,339)	—	—
Total expenses after fees waived and/or reimbursed	208,760	154,461	89,422
Net investment income	39	154	52

Realized Gain
Net realized gain from investments	661	7,389	3,034
Net Increase in Net Assets Resulting from Operations	$700	$7,543	$3,086

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets

	BlackRock Summit
	Cash Reserves Fund
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$39	$13
Net realized gain	661	598
Net increase in net assets resulting from operations	700	611

Dividends and Distributions to Shareholders From
Net investment income:
Investor A	(20)	(9)
Investor B	(8)	(4)
Net realized gain:
Investor A	(213)	(3,118)
Investor B	(135)	(1,467)
Decrease in net assets resulting from dividends and distributions to shareholders	(376)	(4,598)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	11,328,941	(14,835,102)

Net Assets
Total increase (decrease) in net assets	11,329,265	(14,839,089)
Beginning of year	55,705,317	70,544,406
End of year	$67,034,582	$55,705,317
Undistributed net investment income	$11	—

ANNUAL REPORT	APRIL 30, 2012	13

Statements of Changes in Net Assets (concluded)

	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$154	—	$52	—
Net realized gain	7,389	$5,599	3,034	$1,025
Net increase in net assets resulting from operations	7,543	5,599	3,086	1,025

Dividends and Distributions to Shareholders From
Net investment income	(131)	—	(30)	—
Net realized gain	(5,640)	(7,308)	(648)	(1,338)
Decrease in net assets resulting from dividends and distributions to shareholders	(5,771)	(7,308)	(678)	(1,338)

Capital Share Transactions
Net proceeds from sale of shares	322,697,381	166,504,553	246,176,979	205,023,245
Reinvestment of dividends and distributions	5,680	7,134	649	1,093
Cost of shares redeemed	(234,156,501)	(300,622,543)	(230,383,044)	(245,438,033)
Net increase (decrease) in net assets derived from capital share transactions	88,546,560	(134,110,856)	15,794,584	(40,413,695)

Net Assets
Total increase (decrease) in net assets	88,548,332	(134,112,565)	15,796,992	(40,414,008)
Beginning of year	275,607,497	409,720,062	69,010,949	109,424,957
End of year	$364,155,829	$275,607,497	$84,807,941	$69,010,949
Undistributed net investment income	$23	—	$22	—

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Summit Cash Reserves Fund

	Investor A
	Year Ended April 30,			Period June 1, 2008 to April 30, 2009	Year Ended May 31,

	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0138	0.0382	0.0433
Net realized gain	—	0.0001	—	0.0000	0.0001	0.0008
Net increase from investment operations	0.0000	0.0001	0.0003	0.0138	0.0383	0.0441
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0138)	(0.0382)	(0.0433)
Net realized gain	—	(0.0001)	—	—	—	(0.0000)
Total dividends and distributions	(0.0000)	(0.0001)	(0.0003)	(0.0138)	(0.0382)	(0.0433)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.01%	0.03%	1.39%[2]	3.88%	4.42%

Ratios to Average Net Assets
Total expenses	0.85%	0.92%	0.90%	0.82%[3]	0.93%	0.91%
Total expenses after fees waived and/or reimbursed	0.27%	0.40%	0.48%	0.81%[3]	0.93%	0.91%
Net investment income	0.00%	0.00%	0.02%	1.48%[3]	3.73%	4.33%

Supplemental Data
Net assets, end of period (000)	$48,172	$41,160	$47,903	$78,659	$43,021	$36,506

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	15

Financial Highlights (concluded)	BlackRock Summit Cash Reserves Fund

	Investor B
	Year Ended April 30,			Period June 1, 2008 to April 30, 2009	Year Ended May 31,

	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0082	0.0301	0.0355
Net realized gain	—	0.0001	—	0.0000	0.0000	0.0014
Net increase from investment operations	0.0000	0.0001	0.0003	0.0082	0.0301	0.0369
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0082)	(0.0301)	(0.0355)
Net realized gain	—	(0.0001)	—	—	—	(0.0000)
Total dividends and distributions	(0.0000)	(0.0001)	(0.0003)	(0.0082)	(0.0301)	(0.0355)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.01%	0.03%	0.83%[2]	3.05%	3.61%

Ratios to Average Net Assets
Total expenses	1.61%	1.72%	1.66%	1.59%[3]	1.73%	1.69%
Total expenses after fees waived and/or reimbursed	0.27%	0.41%	0.50%	1.37%[3]	1.73%	1.69%
Net investment income	0.00%	0.00%	0.01%	0.81%[3]	3.01%	3.54%

Supplemental Data
Net assets, end of period (000)	$18,862	$14,546	$22,642	$51,612	$20,470	$24,078

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	Ready Assets U.S. Treasury Money Fund

	Year Ended April 30,			Period December 1, 2008 to April 30, 2009	Year Ended November 30,

	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	—	—	0.0004	0.0155	0.0410
Net realized loss	—	—	—	—	—	(0.0001)
Net increase from investment operations	0.0000	—	0.0000	0.0004	0.0155	0.0409
Dividends from net investment income	(0.0000)	—	(0.0003)	(0.0004)	(0.0155)	(0.0410)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.00%	0.03%	0.04%[2]	1.55%	4.19%

Ratios to Average Net Assets
Total expenses	0.71%	0.72%	0.71%	0.75%[3]	0.73%	0.93%
Total expenses after fees waived and/or reimbursed	0.04%	0.16%	0.19%	0.32%[3]	0.38%	0.58%
Net investment income	0.00%	0.00%	0.00%	0.10%[3]	1.00%	3.91%

Supplemental Data
Net assets, end of period (000)	$364,156	$275,607	$409,720	$757,073	$1,007,701	$148,902

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	17

Financial Highlights	Ready Assets U.S.A. Government Money Fund

	Year Ended April 30,			Period December 1, 2008 to April 30, 2009	Year Ended November 30,

	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	—	—	0.0013	0.0234	0.0437
Net realized gain	—	—	—	—	—	0.0001
Net increase from investment operations	0.0000	—	0.0000	0.0013	0.0234	0.0438
Dividends from net investment income	(0.0000)	—	(0.0001)	(0.0013)	(0.0234)	(0.0437)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	0.00%	0.01%	0.14%[2]	2.40%	4.42%

Ratios to Average Net Assets
Total expenses	0.82%	0.93%	0.91%	0.87%[3]	0.88%	0.93%
Total expenses after fees waived and/or reimbursed	0.11%	0.19%	0.22%	0.49%[3]	0.88%	0.93%
Net investment income	0.00%	0.00%	0.00%	0.17%[3]	2.31%	4.37%

Supplemental Data
Net assets, end of period (000)	$84,808	$69,011	$109,425	$176,812	$128,989	$122,474

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Summit Cash Reserves Fund (“Summit Cash”) of BlackRock Financial Institutions Series Trust (the “Trust”), Ready Assets U.S. Treasury Money Fund (“U.S. Treasury”) and Ready Assets U.S.A. Government Money Fund (“U.S.A. Government”) (each a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Summit Cash offers separate classes of shares to select groups of purchasers. Summit Cash’s Investor A and Investor B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Investor B Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds' investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: Summit Cash and U.S.A. Government may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds' custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' US Federal tax returns remains open for each of the following periods:

	Year Ended	Period Ended	Year Ended
Summit Cash	April 30, 2012	April 30, 2009	May 31, 2008
April 30, 2011
April 30, 2010
U.S. Treasury	April 30, 2012	April 30, 2009	November 30, 2008
April 30, 2011
April 30, 2010
U.S.A. Government	April 30, 2012	April 30, 2009	August 31, 2008
April 30, 2011
April 30, 2010

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be

ANNUAL REPORT	APRIL 30, 2012	19

Notes to Financial Statements (continued)

required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

U.S. Treasury, U.S.A. Government and the Trust, on behalf of BlackRock Summit Cash, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Summit Cash	0.50%
U.S. Treasury	0.50%
U.S.A. Government	0.45%

For U.S. Treasury, the Manager voluntarily agreed to waive 0.35% of the investment advisory fees, resulting in an annual fee of 0.15% of the average daily net assets for the Fund. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended April 30, 2012, the Manager waived $1,242,193 pursuant to this agreement, which is included in fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager. The Manager paid BIMC for services it provided, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2011, the sub-advisory agreement was terminated.

For the year ended April 30, 2012, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Summit Cash	$ 685
U.S. Treasury	$2,988
U.S.A. Government	$ 702

U.S. Treasury and U.S.A. Government each entered into a Distribution Agreement and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, and the Trust, on behalf of Summit Cash, entered into a Distribution Plan for Investor B Shares with BRIL. Pursuant to the Distribution Plan and Shareholder Servicing Plans, as applicable, and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing distribution and/or service fees. The fees are accrued daily and paid monthly based upon each Fund’s average daily net assets at the following annual rates:

Summit Cash — Investor B	0.750%
U.S. Treasury	0.125%
U.S.A. Government	0.125%

The Manager and BRIL voluntarily agreed to waive management and distribution fees and reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by advisor, distribution fees waived, distribution fees reimbursed - class specific, transfer agent fees waived and/or reimbursed - class specific, and other expenses reimbursed by advisor. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

20	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

For the year ended April 30, 2012, affiliates of Summit Cash received contingent deferred sales charges as follows:

Investor A	$ 1,980
Investor B	$15,879

The Manager maintains a call center, which is responsible for providing certain shareholder services to Summit Cash, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended April 30, 2012, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in Statements of Operations:

Investor A	$697
Investor B	$295

Certain officers and/or trustees of U.S Treasury, U.S.A. Government and the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Chief Compliance Officer of U.S Treasury, U.S.A. Government and the Trust.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 was as follows:

		Summit Cash	U.S. Treasury	U.S.A. Government
Ordinary income	4/30/12	$376	$5,771	$678
	4/30/11	$4,598	$7,308	$1,338

As of April 30, 2012, the tax components of accumulated net earnings were as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Undistributed ordinary
income	$525	$5,111	$3,094
Net unrealized losses[1]	—	(137)	(38)
Total	$525	$4,974	$3,056

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on the wash sales.

4. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Year Ended April 30, 2012	Year Ended April 30, 2011
Investor A
Shares sold	60,568,115	36,456,013
Shares issued to shareholders in
reinvestment of dividends
and distributions	10	208
Shares redeemed	(53,555,771)	(43,196,678)
Net increase (decrease)	7,012,354	(6,740,457)

Investor B
Shares sold	25,268,720	15,852,066
Shares issued to shareholders in
reinvestment of dividends
and distributions	7	119
Shares redeemed	(20,952,140)	(23,946,830)
Net increase (decrease)	4,316,587	(8,094,645)
Total Net Increase (Decrease)	11,328,941	(14,835,102)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	APRIL 30, 2012	21

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Summit Cash Reserves Fund, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund, and to the Board of Trustees of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund (collectively, the “Funds”), including the schedules of investments, as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund, as of April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended April 30, 2012:

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Federal Obligation Interest[1]	0.41%	—	—
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[2]	100.00%	100.00%	100.00%
[1]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
22	ANNUAL REPORT	APRIL 30, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 103 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 103 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 103 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 103 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 103 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 103 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 103 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 103 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 103 Portfolios	None

ANNUAL REPORT	APRIL 30, 2012	23

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 103 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 103 Portfolios	None
[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.
[2]	Date shown is the earliest date a person has served for the Trust/Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/Funds’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 281 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 281 Portfolios	None
[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/Funds based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[4]	President of the Trust.
24	ANNUAL REPORT	APRIL 30, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer[3]	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock's Global Cash Management Business from 2007 to 2010; Head of BlackRock's Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007 and Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.
[1]	Officers of the Trust/Funds serve at the pleasure of the Board.
[2]	President of the Funds.
[3]	Chief Executive Officer of the Trust/Funds.
Further information about the Officers and Trustees is available in the Trust’s/Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 626-1960.

Investment Advisor	Transfer Agents	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	BNY Mellon Investment	State Street Bank	Public Accounting Firm	Sidley Austin LLP
Wilmington, DE 19809	Servicing (US) Inc.[1]	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
	Providence, RI 02940-8019	Boston, MA 02110	Boston, MA 02116

Custodian	Financial Data Services, Inc.[2]	Distributor		Address of the Funds
The Bank of New York Mellon	Jacksonville, FL 32246	BlackRock Investments, LLC		100 Bellevue Parkway
New York, NY 10286		New York, NY 10022		Wilmington, DE 19809

[1]	For BlackRock Summit Cash Reserves Fund.
[2]	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Fund.
ANNUAL REPORT	APRIL 30, 2012	25

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website (http://www.blackrock.com/ moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210 for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund or the Fund at (800) 441-7762 for BlackRock Summit Cash Reserves Fund.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

26	ANNUAL REPORT	APRIL 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2012	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in either of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#SUMMITMM-4/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets U.S. Treasury Money Fund	$22,400	$22,300	$0	$0	$9,100	$9,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000
[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Ready Assets U.S. Treasury Money Fund	$9,100	$9,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

3

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ready Assets U.S. Treasury Money Fund

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

Ready Assets U.S. Treasury Money Fund

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

Ready Assets U.S. Treasury Money Fund

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

Ready Assets U.S. Treasury Money Fund

Date: July 2, 2012

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